UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: May 17, 2011
(Date of earliest event reported)

Data I/O Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 0-10394

_____________________________________

Washington	91-0864123
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6464 185th Ave. N.E., Suite 101 Redmond, WA 98052
(Address of principal executive offices, including zip code)

(425) 881-6444
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07:	Submission of Matters to a Vote of Security Holders

Annual Meeting of Shareholders Voting Results.

The Annual Meeting of Shareholders of Data I/O Corporation was convened at 2:00 p.m., on May 17, 2011, at the Company’s headquarters, 6464 185th Ave NE, Suite 101, Redmond, Washington.

There were issued and outstanding on March 21, 2011, the record date, 9,033,785 shares of Common Stock.

There were present at said meeting in person or by proxy, shareholders of the Corporation who were the holders of 7,386,208 (81.76%) shares of Common Stock entitled to vote, thereby constituting a quorum.

The following nominees for election as Directors, to hold office for a term as defined in the proxy statement and until their successors are duly elected and qualified, received the number of votes set opposite their respective name:

Nominee	For	Percent of For & Against	Withheld	Percent of For & Against	Broker Non- votes
Paul A. Gary	3,836,286	85.48	651,683	14.52	2,898,239
Frederick R. Hume	3,836,286	85.48	651,683	14.52	2,898,239
Steven M. Quist	3,836,146	85.48	651,823	14.52	2,898,239
William R. Walker	3,836,136	85.48	651,833	14.52	2,898,239
Douglas W. Brown	4,157,437	92.64	330,532	7.36	2,898,239

The aforesaid nominees have been elected as Director.

                The proposal to approve the amendment and restatement of the Data I/O Corporation 2000 Stock Compensation Incentive Plan as described in the proxy statement received the following votes:

	Votes	Percentage of For & Against on this Proposal
For	3,750,843	83.8
Against	725,044	16.2
Abstain	12,082	--
Broker Non-votes	2,898,239

The foregoing proposal has been approved.

                The proposal to ratify the continued appointment of Grant Thornton LLP as the Company’s independent auditors, received the following votes:

	Votes	Percentage of For & Against on this Proposal
For	3,355,093	99.76
Against	17,464.24
Abstain	13,651	--

The foregoing proposal has been approved.

Item 7.01 Regulation FD Disclosure

Investor Presentation.

                Fred Hume, President and CEO and Joel Hatlen, Vice President and CFO presented a Data I/O Investor Presentation following the Annual Meeting of Shareholders on May 17, 2011.  The presentation can be found at http://www.dataio.com under the selections of Company, Investor Relations, Webcasts and Presentations and the item Investor Presentation May 2011 or use the below url:

http://www.dataio.com/Company/InvestorRelations/WebcastsandPresentations.aspx

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                Data I/O Corporation

May 17, 2011                                         By /s/Joel S. Hatlen

                                                                Joel S. Hatlen

                                                                Vice President - Finance

                                                                Chief Financial Officer

                                                                Secretary and Treasurer